EXHIBIT 32.1
CERTIFICATION PURSUANT TO
RULE 13a-14(1) OR RULE 15d-14(b) AND 18 U.S.C. SEC. 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of House of Brussels Chocolates Inc., (the “Company”) on Form 10-QSB for the quarter ended January 31, 2005 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Grant Petersen, Chief Executive officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date: March 17, 2005

By: /s/ Grant Petersen
Grant Petersen
Chief Executive Officer